UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 10, 2014
Date of Report (date of earliest event reported)
Overstock.com, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East
Salt Lake City, Utah 84121
(Address of principal executive offices)

(801) 947-3100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On April 10, 2014 (i) Executive Vice Chairman of the Board and Corporate Secretary, Jonathan E. Johnson III, was appointed as Chairman of the Board of Directors of Overstock.com, Inc. (the “Company”); (ii) the Company’s Co-President, Stormy D. Simon, was promoted to President, and (iii) the Company’s Senior Vice President and General Counsel, Mark J. Griffin, was appointed to replace Mr. Johnson as the Company’s Corporate Secretary. Patrick M. Byrne, who was serving as both Chairman of the Board and Chief Executive Officer, will continue to serve as Chief Executive Officer of the Company. David J. Nielsen, who was serving as the Company’s Co-President, will continue to serve as Co-President.

A copy of the press release issued by the Company on April 10, 2014 regarding these changes is furnished as Exhibit 99.1.

(c) The information in paragraph 5.02(b) is incorporated by reference. The information required by Items 401(b) and 401(e) of Regulation S-K is incorporated by reference to the information under the caption “Executive Officers of the Registrant” in Item 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. The information required by Item 404(a) of Regulation S-K is incorporated by reference to the information under the caption “Other Information - Certain Relationships and Related Transactions” in the Company’s definitive Proxy Statement for the 2014 Annual Meeting of Stockholders filed with the SEC on March 25, 2014. None of the officers has any family relationship required to be reported pursuant to Item 401(d) of Regulation S-K.

Each of the officers named above participates in the Company’s compensation plans. No such plan or arrangement was entered into or modified in connection with the matters described herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Press release issued by Overstock.com, Inc. on April 10, 2014.

This Form 8-K may include statements that are “forward-looking statements.” There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on February 27, 2014, and any subsequent filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ MARK J. GRIFFIN
Mark J. Griffin
Senior Vice President, General Counsel and Corporate Secretary
Date: April 11, 2014

3